As filed with the Securities and Exchange Commission on June 6, 2003
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          THE WILLIAMS COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                               73-0569878
(State or Other Jurisdiction of                 (I.R.S. Employer
 Incorporation or Organization)                 Identification No.)


       One Williams Center
         Tulsa, Oklahoma                             74172
(Address of Principal Executive Offices)           (Zip Code)


If this form relates to the              If this form relates to the
registration of a class of securities    registration of a class of securities
pursuant to Section 12(b) of the         pursuant to Section 12(g) of the
Exchange Act and is effective upon       Exchange Act and is effective pursuant
filing pursuant to General               to General Instruction A.(d), check the
Instruction A.(c), check the             following box. |X|
following box. |_|

                     Securities Act registration statement
               file number to which this form relates: 333-85568


        Securities to be registered pursuant to Section 12(b)of the Act:

    Title of Each Class                    Name of Each Exchange on Which
    to be so Registered                    Each Class is to be Registered

          None                                       None

     Securities to be registered pursuant to Section 12(g) of the Act:

                    8.125% Notes due March 15, 2012

                    8.750% Notes due March 15, 2032

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

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

     A description of the new 8.125% notes due March 15, 2012 and the new 8.750% notes due March 15, 2032 of The Williams Companies, Inc. (the "Registrant") is set forth under the heading "Description of the New Securities" in the prospectus forming part of the Registrant's registration statement on Form S-4 (File No. 333-85568), as amended from time to time (the "Registration Statement"), originally filed with the Securities and Exchange Commission on April 5, 2002, and amended on June 24, 2002, April 22, 2003 and May 1, 2003, which information is incorporated herein by reference. The final prospectus was filed on May 2, 2003, pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, and is deemed to be incorporated herein by reference.

Item 2.  Exhibits.

     The following exhibits to this registration statement have been filed as exhibits to the Registration Statement and are hereby incorporated herein by reference.

No.            Description
---            -----------

1.             Restated Certificate of Incorporation, as supplemented (filed as
               Exhibit 3.1 to the registration statement on Form S-3 filed April 4, 2002, file number 333-85540).

2.             Restated Bylaws (filed as Exhibit 99.1 to Form 8-K filed January
               19, 2000).

3. Form of Senior Debt Indenture between the Registrant and JPMorgan Chase Bank (successor trustee to Bank One Trust Company, N.A.), as trustee (filed as Exhibit 4.1 to the registration statement on Form S-3 filed September 8, 1997, file number 333-35099).

4. Seventh Supplemental Indenture, dated March 19, 2002, between the Registrant and JPMorgan Chase Bank (successor trustee to Bank One Trust Company, N.A.), as trustee.


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                    THE WILLIAMS COMPANIES, INC.


Date:  June 6 , 2003                              By: /s/ William H. Gault
                                                     -------------------------
                                                     Name:  William H. Gault
                                                     Title: Assistant Secretary

                                  EXHIBIT INDEX


No.            Description
---            -----------

1.             Restated Certificate of Incorporation, as supplemented (filed as
               Exhibit 3.1 to the registration statement on Form S-3 filed April 4, 2002, file number 333-85540).

2.             Restated Bylaws (filed as Exhibit 99.1 to Form 8-K filed January
               19, 2000).

3. Form of Senior Debt Indenture between the Registrant and JPMorgan Chase Bank (successor trustee to Bank One Trust Company, N.A.), as trustee (filed as Exhibit 4.1 to the registration statement on Form S-3 filed September 8, 1997, file number 333-35099).

4. Seventh Supplemental Indenture, dated March 19, 2002, between the Registrant and JPMorgan Chase Bank (successor trustee to Bank One Trust Company, N.A.), as trustee.